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                                                                   EXHIBIT 10.33

                             FORM OF PROMISSORY NOTE

$------------------------                                     ------------------

     FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _____________________________ (the "Lender"), on the
Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of _____________Dollars ($____________), or such lesser principal amount of Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain 364-Day Credit Agreement, dated as of June ____, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, Royal Bank of Canada and The Bank of New York, as Co-Syndication Agents, The Royal Bank of Scotland plc and Bank One, N.A., as Co-Documentation Agents, and Bank of America, N.A., as Administrative Agent.

     The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office. Subject to Section 10.10 of the Agreement, if any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

     This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

     The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note, except to the extent otherwise expressly provided in the Agreement or in any other Loan Document.


                                Exhibit 10.33 - 1

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     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK.

                                        BJ SERVICES COMPANY




                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------






                                       Exhibit 10.33 - 2

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                             LOANS AND PAYMENTS WITH RESPECT THERETO


                                                            AMOUNT OF
                                                           PRINCIPAL OR    OUTSTANDING
                                              END OF         INTEREST       PRINCIPAL
                 TYPE OF      AMOUNT OF      INTEREST       PAID THIS        BALANCE       NOTATION
      DATE      LOAN MADE     LOAN MADE       PERIOD           DATE         THIS DATE      MADE BY
--------------------------------------------------------------------------------------------------------

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                                       Exhibit 10.33 - 3
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